# Westfield Financial, Inc.

## NASDAQ: WFD

Keefe, Bruyette & Woods

2010 Community Bank Conference

July 27 & 28, 2010

Investor Handouts

# FORWARD – LOOKING STATEMENTS

Today's presentation may contain "forward-looking statements" which may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to:

- general and local economic conditions;
- changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition;
- changes in accounting principles, policies, or guidelines;
- changes in legislation or regulation; and
- other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services.

Any or all of our forward-looking statements in today's presentation or in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. We disclaim any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events

# OVERVIEW

- Headquartered in Westfield, MA
- 11 branches offices located throughout Hampden County
- Preferred SBA Lender
- Did not participate in TARP

# OVERVIEW

- **Very well capitalized. Stockholders' equity/total asset ratio of 19.40%**
- **Recently increased regular dividend by 20%.**
- **Recently announced a second repurchase program.**
- **Nonperforming loans/total loans of 1.15%**
- **Nonperforming assets as a percent of total assets 0.60%**

# CAPITAL MANAGEMENT

**Possible uses of capital:**

- Pay dividends to shareholders
- Repurchase shares of our common stock
- Fund organic growth or leverage the balance sheet
- Finance acquisitions of other financial institutions or other businesses related to banking

# DIVIDENDS DECLARED

JULY 21, 2010: ANNOUNCED A 20% INCREASE IN REGULAR DIVIDEND

## 2010

| | |
|---|---|
| Regular Dividends | $ 0.16 |
| Special Dividends | 0.15 |
| Year-to-Date 2010 | $ 0.31 |

## 2009

| | |
|---|---|
| Regular Dividends | $ 0.20 |
| Special Dividends | 0.30 |
| Calendar Year 2009 | $ 0.50 |

# STOCK REPURCHASE PLAN

Second Quarter 2010: Westfield Financial completed the repurchase of 3.2 million shares.

On May 25, 2010 the Board of Directors authorized a second repurchase for up to 2.9 million shares or 10% outstanding shares.

WESTFIELD FINANCIAL, INC.

# TOTAL ASSETS



Millions
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
805
997
1,040
1,109
1,191
1,235
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Jun-10

# STOCKHOLDER'S EQUITY/TOTAL ASSET

**The decrease in equity was primarily due to stock repurchases, along with regular and special dividends**



40.00%
30.00%
20.00%
10.00%
0.00%
Percentage
14.39
29.03
27.56
23.44
20.76
19.40
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Jun-10

# TOTAL LOAN PORTFOLIO

(DOLLARS IN MILLIONS)



Commercial and industrial
$144.4
30%
Commercial real estate
(owner occupied)
$98.5
21%
Commercial real estate
(non-owner occupied)
$120.8
25%
Home equity
$35.8
7%
Residential real estate
$74.6
16%
Consumer loans
$3.2
1%

# MARKET SEGMENT BREAKDOWN

(DOLLARS IN MILLIONS)



Other
$34.6
9%
Manufacturing
$64.3
17%
Arts, Entertainment & Recreation
$25.4
7%
Educational & Health Care
$28.9
8%
Wholesale Trade
$41.0
11%
Professional, Scientific & Technical
$28.4
8%
Retail Trade
$17.3
5%
Real Estate, Rental & Leasing
$126.8
35%

WESTFIELD FINANCIAL, INC.

# LOAN RELATIONSHIPS

(DOLLARS IN MILLIONS)


$6 Million & < $15 million
$150.1
31%
Over $15 million
$54.8
12%
Under $6 Million
$272.4
57%

# COMMERCIAL & INDUSTRIAL LOANS



Millions
$180
$150
$120
$90
$60
$30
$0
100
100
117
154
145
144
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Jun-10

WESTFIELD FINANCIAL, INC.

# ASSET QUALITY RATIOS


2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Allowance for loan loss as a percentage of total loans
Nonperfoming loans as a percentage of total loans
Nonperforming assets as a percentage of nonperforming assets

# ASSET QUALITY

- Nonperforming loans of $7.4 million or 1.55% of total loans
- Primarily made up of 3 borrowers totaling $6.7 million
- Loans delinquent 30-89 days totaling $18.1 million
- Primarily made up of one borrower totaling $15.0 million

WESTFIELD FINANCIAL, INC.

# NONPERF
# LOANS

## (DOLLARS IN MILLIONS)



Residential
$0.7
9%
Commercial &
Industrial
$1.7
22%
Commercial Real
Estate
$5.3
69%

# SECURITIES PORTFOLIO
## (DOLLARS IN MILLIONS)


Equity Securities
$6.7
1%
Private Label
Mortgage Backed
Securities
$9.7
2%
Government Sponsored
Enterprise Debt
$36.3
5%
Massachusetts
Municipal Bonds
$38.7
6%
GSE Mortgage Backed
Securities
$578.4
86%

# SECURITIES PORTFOLIO



92%
1%
4%
1%
1%
1%
Treasury/Agency
AAA
AA & A
Less than A
Split Ratings
Not Rated

**PRIVATE LABEL MBS**

**BOOK: $15.3 MILLION**

**MARKET: $13.1 MILLION**

# TOTAL DEPOSITS

**In 2007 and 2008 management placed less emphasis on gathering time deposits in favor of alternative funding**



Millions
$690
$660
$630
$600
$570
623
627
603
588
648
670
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Jun-10

WESTFIELD FINANCIAL, INC.

# DEPOSIT MIX

## (DOLLARS IN MILLIONS)

June 30, 2010



Non-interest Checking
$83.4
13%
Interest Bearing Checking
$75.3
11%
Money Market
$49.1
7%
Savings
$121.2
18%
Time
$341.2
51%

**Favorable shift in deposit mix to lower cost funding**

June 30, 2007



Non-interest Checking
$49.4
8%
Interest Bearing Checking
$83.2
13%
Money Market
$86.2
14%
Savings
$39.7
6%
Time
$371.8
59%

WESTFIELD FINANCIAL, INC.

# SHORT AND LONG TERM BORROWINGS



Millions
$375
$300
$225
$150
$75
$0
59
73
137
223
288
317
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Jun-10

# NET INCOME



$10
$8
$6
$4
$2
$0
Millions
6.2
4.7
8.7
6.7
5.5
1.0
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Jun-10

# DILUTED EARNINGS PER SHARE


$0.40
$0.30
$0.20
$0.10
$0.00
0.20
0.15
0.29
0.23
0.18
0.03
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Jun-10

WESTFIELD FINANCIAL, INC.

# NET INTEREST MARGIN

(fully taxable equivalent basis)


4.00%
3.00%
2.00%
1.00%
0.00%
3.17
3.11
3.07
3.04
2.81
2.70
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10

# TOTAL RETURN PERFORMANCE



200
150
100
50
Index Value
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
Westfield Financial, Inc.
Russell 2000
NASDAQ Bank

# TOTAL RETURN


Westfield Financial, Inc. - Total Return (%)
WFD (+3.87%)
SNL Thrift (-26.40%)
Total Return (%)
20
0
-20
-40
Jul 2008
Oct 2008
Jan 2009
Apr 2009
Jul 2009
Oct 2009
Jan 2010
Apr 2010
Thousands
5,000
4,000
3,000
2,000
1,000
0
WFD-Vol

"SOURCE: SNL FINANCIAL LC. CONTAINS COPYRIGHTED AND TRADE SECRET MATERIAL DISTRIBUTED UNDER LICENSE FROM SNL. FOR RECIPIENT'S INTERNAL USE ONLY,"

# Thank You